UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2023
INTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-06217		94-1672743
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	File Number)		Identification No.)

2200 Mission College Boulevard,	Santa Clara,	California	95054-1549
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 16, 2023, Intel Corporation (“Intel”) issued a press release announcing that it is terminating the Agreement and Plan of Merger, dated February 15, 2022, by and among Intel, Tower Semiconductor Ltd. and the other parties thereto. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated in its entirety herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01     Financial Statements and Exhibits.
(d)     Exhibits.
The following exhibits are provided as part of this Report:

Exhibit Number	Description
99.1	Press Release, dated August 16, 2023.
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)

Date:	August 16, 2023	By:	/s/ April Miller Boise
April Miller Boise
Executive Vice President and Chief Legal Officer